THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

Supplement dated September 24, 2018 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and the Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and the Summary Prospectus for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus and the Trust’s Prospectus and SAI.

New Subadvisory Arrangement and Investment Strategy Change

The Board of Trustees of the Trust recently approved: (i) replacing Jennison Associates LLC as a subadviser to the Portfolio with J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Portfolio.

These changes are expected to become effective on or about January 28, 2019. More detailed information relating to this transition will be made available to beneficial shareholders of the Portfolio in an Information Statement which will be posted to the Portfolio’s website within 90 days of the effective date of the transition. Beneficial shareholders of the Portfolio will receive a notice that the Information Statement is available once the Information Statement has been posted to the website. More detailed information will also be included in an additional supplement to the Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the transition.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENFUNDSUP6